SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2007

UWHARRIE CAPITAL CORP

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-22062	56-1814206
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

132 NORTH FIRST STREET, ALBEMARLE, NORTH CAROLINA 28001

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 982-4415

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 31, 2007, Uwharrie Capital Corp (the “Registrant”) announced financial results for the quarter ended September 30, 2007. For the third quarter of 2007, the Registrant reported unaudited earnings of $774 thousand. Unaudited earnings for the nine months ended September 30, 2007 were $2.149 million. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the third quarter ended September 30, 2007 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 8.01	OTHER EVENTS

The Board of Directors of Uwharrie Capital Corp (the “Registrant”) has declared a 3% stock dividend to be paid December 7, 2007 to shareholders of record as of November 13, 2007.

A copy of the press release announcing the Registrant’s stock dividend is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 31, 2007 regarding the Registrant’s results of operations for the third quarter ended September 30, 2007 and declaration of a 3% stock dividend.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWHARRIE CAPITAL CORP

By:	/s/ Roger L. Dick
Roger L. Dick President and CEO

Dated: October 31, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated October 31, 2007